UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         February 20, 2007

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Turnpike Road, Suite 203
Westborough, Massachusetts		01581
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (508) 871-7046

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by TC PipeLines, LP (the “Partnership”) on February 23, 2007 to provide the financial statements and pro forma financial information required by Items 9.01 (a) and (b) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Great Lakes Gas Transmission Limited Partnership (“Great Lakes”) as of December 31, 2006 and December 31, 2005 and the audited consolidated statements of income and partners’ capital and cash flows for each of the years in the three-year period ended December 31, 2006 and the related report of its independent registered public accounting firm are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma combined financial information for the year ended December 31, 2006 is filed as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

(d)                                 Exhibits.

2.1

Purchase and Sale Agreement dated as of December 22, 2006 among El Paso Great Lakes Company, L.L.C., as Seller and TC GL Intermediate Limited Partnership and TransCanada USA Ltd., as Buyers. (Incorporated by reference to Exhibit 2.1 of TC PipeLines, LP’s Form 8-K filed December 22, 2006 (File No. 000-26091)).*

4.1	Registration Rights Agreement, dated February 22, 2007, by and among TC PipeLines, LP and the purchasers thereto.**

10.1	Common Unit Purchase Agreement, dated February 20, 2007, by and among TC PipeLines, LP and the purchasers thereto.**

23.1	Consent of KPMG LLP with respect to the financial statements of Great Lakes Gas Transmission Limited Partnership.

99.1	Press Release dated February 21, 2007.**

99.2	Press Release dated February 22, 2007.**

99.3

Audited consolidated balance sheets of Great Lakes as of December 31, 2006 and December 31, 2005 and the audited consolidated statements of income and partners’ capital and cash flows for each of the years in the three-year period ended December 31, 2006 and related report of its independent registered public accounting firm.

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99.4	Unaudited pro forma combined financial information for the year ended December 31, 2006.

* The schedules and exhibits to this agreement, as set forth in the Table of Contents of the agreement, were not filed therewith pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish any omitted materials to the Securities and Exchange Commission upon request.

** Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc.,
its general partner

	By:	/s/ Amy W. Leong
Amy W. Leong
Controller

Dated: March 19, 2007

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Exhibit No.	Description

2.1

Purchase and Sale Agreement dated as of December 22, 2006 among El Paso Great Lakes Company, L.L.C., as Seller and TC GL Intermediate Limited Partnership and TransCanada USA Ltd., as Buyers. (Incorporated by reference to Exhibit 2.1 of TC PipeLines, LP’s Form 8-K filed December 22, 2006 (File No. 000-26091)).*

4.1	Registration Rights Agreement, dated February 22, 2007, by and among TC PipeLines, LP and the purchasers thereto.**

10.1	Common Unit Purchase Agreement, dated February 20, 2007, by and among TC PipeLines, LP and the purchasers thereto.**

23.1	Consent of KPMG LLP with respect to the financial statements of Great Lakes Gas Transmission Limited Partnership.

99.1	Press Release dated February 21, 2007.**

99.2	Press Release dated February 22, 2007.**

99.3

Audited consolidated balance sheets of Great Lakes as of December 31, 2006 and December 31, 2005 and the audited consolidated statements of income and partners’ capital and cash flows for each of the years in the three-year period ended December 31, 2006 and related report of its independent registered public accounting firm.

99.4	Unaudited pro forma combined financial information for the year ended December 31, 2006.

* The schedules and exhibits to this agreement, as set forth in the Table of Contents of the agreement, were not filed therewith pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish any omitted materials to the Securities and Exchange Commission upon request.

** Previously filed.